      As filed with the Securities and Exchange Commission on July 29, 1997

                                                      Registration No. 333-17503
                                                                       ---------
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -------------

                                 POST-EFFECTIVE
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3


                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                 -------------

                               THE TIMKEN COMPANY
             (Exact name of registrant as specified in its charter)

              Ohio                                          34-0577130
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          identification No.)

                                 -------------

                            1835 Dueber Avenue, S.W.
                             Canton, Ohio 44706-2798
                                 (216) 438-3000

                 (Address, including zip code, telephone number, including area code of Registrant's principal executive office)

                                 -------------

                                 Larry R. Brown
                       Vice President and General Counsel
                            1835 Dueber Avenue, S.W.
                             Canton, Ohio 44706-2798
                                 (330) 438-3000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

================================================================================

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                                EXPLANATORY NOTE

         This Post-Effective Amendment to the Registration Statement of The Timken Company (the "Company") (File No. 333-17503) is filed in accordance with the undertaking of the Company pursuant to Item 512(a)(3) of Regulation S-K for the sole purpose of de-registering 500,000 shares of Common Stock, without par value, of the Company that were registered thereunder but remain unissued at the terminatioin of the offering.



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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING THIS REGISTRATION STATEMENT ON FORM S-3 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CANTON, STATE OF OHIO, ON THIS 28TH DAY OF JULY, 1997.

                                            THE TIMKEN COMPANY

                                            By:     /s/ Gene E. Little
                                                   ---------------------------
                                                   G. E. Little
                                                   Vice President - Finance



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         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS
POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON JULY 28, 1997.

         Signature                                   Title
         ---------                                   -----

                  *                            Chairman - Board of
------------------------------                 Directors; Director
W. R. Timken, Jr.

                  *                            President and Chief Executive
------------------------------                 Officer; Director (Principal
Joseph F. Toot, Jr.                            Executive Officer)

                  *                            Vice President - Finance
------------------------------                 (Principal Financial Officer
Gene E. Little                                 and Principal Accounting
                                               Officer)

                  *                            Director
------------------------------
J. Clayburn LaForce, Jr.

                  *                            Director
------------------------------
Stanley C. Gault

                  *                            Director
------------------------------
Jay A. Precourt

                  *                            Director
------------------------------
Robert Anderson

                  *                            Director
------------------------------
Robert W. Mahoney

                  *                            Director
------------------------------
Martin D. Walker

                  *                            Director
------------------------------
John M. Timken, Jr.

                  *                            Director
------------------------------
Ward J. Timken

                  *                            Director
------------------------------
Charles H. West

                  *                            Director
------------------------------
Alton W. Whitehouse

* This Post-Effective Amendment to Registration Statement has been signed on behalf of the above-named directors and officers of the Company by Gene E. Little, Vice President - Finance of the Company, as attorney-in-fact pursuant to a power of attorney previously filed with the Securities and Exchange Commission as Exhibit 24 to the Registration Statement.

DATED:   July 28, 1997

                                        By:    /s/ Gene E. Little
                                               --------------------------------
                                               Gene E. Little, Attorney-in-Fact